Exhibit 10.1

                         CONCENTRA OPERATING CORPORATION

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                  $190,000,000

                 13% Series A Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT

                                 August 17, 1999

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              CHASE SECURITIES INC.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                          DEUTSCHE BANK SECURITIES INC.

                             FLEET SECURITIES, INC.

                                  $190,000,000

                 13% Series A Senior Subordinated Notes due 2009

                                       of

                         CONCENTRA OPERATING CORPORATION

                               PURCHASE AGREEMENT

                                                                 August 17, 1999

Donaldson, Lufkin & Jenrette Securities Corporation
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Fleet Securities, Inc.
c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
     277 Park Avenue
     New York, New York  10172

Ladies and Gentlemen:

                  Concentra Operating Corporation, a Nevada corporation (the "COMPANY") and a wholly owned subsidiary of Concentra Managed Care, Inc. ("HOLDINGS"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. and Fleet Securities, Inc. (each an "INITIAL PURCHASER" and, together, the "INITIAL PURCHASERS") an aggregate of $190,000,000 in principal amount of its 13% Series A Senior Subordinated Notes due 2009 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), between the Company, the Subsidiary Guarantors named therein and United States Trust Company of New York, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "SUBSIDIARY GUARANTEES") by all existing and future subsidiaries of the Company (the "SUBSIDIARY GUARANTORS") except Permitted Joint Ventures, as further provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum (as defined herein).

                  1. OFFERING MEMORANDUM. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Subsidiary Guarantors have prepared a preliminary offering memorandum, dated July 23, 1999 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated August 5, 1999 (the "OFFERING MEMORANDUM"), each relating to the Series A Notes and the Subsidiary Guarantees.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities (other than the Series B Notes) issued in exchange therefor or in substitution thereof) shall bear the following legend:

                  "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF

                  RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
                  (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser severally agrees to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97.25% of the principal amount thereof (the "PURCHASE PRICE").

                  3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) to persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses
(i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at the offering price set forth on the cover of the Offering Memorandum. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees of the Series A Notes) will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, substantially as described in the Offering Memorandum and containing other customary and reasonable provisions. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 13% Series B Senior Subordinated Notes due 2009 (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and/or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes and use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement, the Contribution Agreement, the Merger Agreement and the Senior Credit Facilities (each as defined in the Offering Memorandum) are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

                  4. DELIVERY AND PAYMENT.

                     (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol or such locations as may be mutually acceptable to the parties hereto. Such delivery and payment shall be made at 9:00 a.m., New York City time, on the eighth business day following the date of this Agreement (August 17, 1999) or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment are herein called the "CLOSING DATE."

                     (b) One or more of the Series A Notes in the definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial

Purchasers of the Purchase Price thereof by wire transfer in same day funds to an account designated by order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with each Initial Purchaser as follows:

                     (a) To advise the Initial Purchasers promptly and, if requested by an Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by an Initial Purchaser pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum, as then amended or supplemented, untrue or that requires any additions to or changes in the Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                     (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum (prior to the availability of the Offering Memorandum) and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales.

                     (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers prior to the consummation of the Exchange Offer (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object within a reasonable time after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with Exempt Resales or such market-making activities.

                     (d) If, during the period referred to in Section 5(c) above, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances as of the date the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, promptly to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum, as so amended or supplemented, will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                     (e) Prior to the sale of all the Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required to consummate such Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that neither the Company nor any Subsidiary Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process or taxation other than as to matters and transactions relating to Exempt Resales, in any jurisdiction in which it is not now so subject.

                     (f) So long as the Notes are outstanding, for a period of two (2) years after the Closing Date and thereafter so long as an Initial Purchaser is making a market in the Notes, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Subsidiary Guarantors to its security holders (other than reports or other communications in the ordinary course from the Subsidiary Guarantors to the Company and no one else) or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as DLJ may reasonably request.

                     (g) So long as any of the Series A Notes remain outstanding and during any period in which the Company and the Subsidiary Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes designated by such holder, upon request, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                     (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to performance of the obligations of the Company under this Agreement, including, without limitation: (i) all fees and expenses in connection with the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements thereto (including financial statements) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them as specified herein, (ii) all costs and expenses related to the issuance and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or reproduction of any agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states referred to in Section 5(e) hereof and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes,
(vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the reasonable fees and expenses of the Trustee and Trustee's counsel in connection with the Indenture and the Notes, (viii) all costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, and

(xi) all other costs and expenses incurred in the performance of the obligations of the Company and its Subsidiary Guarantors hereunder for which provision is not otherwise made in this Section; PROVIDED, HOWEVER, that the Initial Purchasers shall pay the costs and expenses of their counsel.

                     (i) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

                     (j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                     (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or Holdings (other than the Holdco Notes) or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or Holdings substantially similar to the Notes (other than the Notes and the Subsidiary Guarantees) without the prior written consent of DLJ, which consent shall not be unreasonably withheld.

                     (l) Not to, and not to permit any of its affiliates (as such term is defined in Rule 501(b) under the Act) to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would reasonably be expected to be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

                     (m) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, or following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and not to authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                     (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Subsidiary Guarantees.

                     (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and Subsidiary Guarantees thereof by the Subsidiary Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees and to comply, in all material respects, with all applicable federal and state securities laws in connection with the Exchange Offer.

                     (p) To comply, in all material respects, with all of its agreements set forth in the Registration Rights Agreement.

                     (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantees.

                  6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SUBSIDIARY GUARANTORS. As of the date hereof, each of the Company and the Subsidiary Guarantors jointly and severally represents and warrants to each Initial Purchaser (it being understood that all representations and warranties herein with respect to the condition, financial or otherwise, or the earnings, business, management or operations of the Company give effect to the Transactions as if they had occurred as of the date hereof) that:

                     (a) The Preliminary Offering Memorandum as of its date did not and the Offering Memorandum as of the date hereof does not, and as of the Closing Date the Offering Memorandum, as supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based solely upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein. The Company acknowledges for all purposes of this Agreement that (i) the last paragraph on the cover page of the Preliminary Offering Memorandum and the Offering Memorandum, (ii) the information contained in the first paragraph, the first and third sentences of the third paragraph, the ninth paragraph, the tenth paragraph, the eleventh paragraph and the twelfth paragraph under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum, and (iii) the information regarding stabilization on page ii of the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information relating to the Initial Purchasers furnished to the Company in writing by any Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum and that the Initial Purchasers shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers. No contract or document that would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus contained in a registration statement on Form S-1 filed under the Act is not so described. The agreements listed on SCHEDULE C hereto represent all of the material agreements of the Company that would be required to be filed as exhibits if the Offering were to be made pursuant to a registration statement on Form S-1. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                     (b) Each of the Company, Holdings and the Subsidiary Guarantors has been duly organized and is validly existing as a corporation, business trust or limited partnership (as the case may be) in good standing under the laws of the respective states in which they have been organized as outlined in SCHEDULE B. The Subsidiary Guarantors listed in SCHEDULE B are the Company's only subsidiaries. Each of the Company and Holdings has full corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Company and the Subsidiary Guarantors has the requisite corporate power and authority to authorize the offering of the Notes and the Subsidiary Guarantees, respectively, and each of the Company, Holdings and the Subsidiary Guarantors has the requisite power to execute, deliver and perform its obligations under each Operative Document to which it is a party. Each of the Company and the Subsidiary Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary Guarantors, taken as a whole, (ii) materially interfere with or materially adversely affect the issuance or marketability of the Series A Notes pursuant hereto or (iii) materially adversely affect in any manner the validity of this Agreement or any of the other Operative

Documents (the events referred to in clauses (i) through (iii), each a "MATERIAL ADVERSE EFFECT").

                     (c) All of the outstanding capital stock of the Company (i) has been duly authorized and validly issued, (ii) is fully paid, nonassessable and not subject to any preemptive or similar rights and (iii) is owned by Holdings free and clear of all liens, encumbrances, pledges, claims, security interests, mortgages, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens or adverse claims (collectively "LIENS") (other than Liens on such capital stock pursuant to the Senior Credit Facilities). The entities, other than the Company, listed in Schedule B hereto are the only subsidiaries (other than the Permitted Joint Ventures), direct or indirect, of the Company. All of the outstanding capital stock of each such Subsidiary Guarantor and Holdings (i) has been duly authorized and validly issued, (ii) is fully paid, nonassessable and not subject to any preemptive or similar rights and (iii) in the case of each Subsidiary Guarantor, is owned by the Company, directly or indirectly, through one or more subsidiaries, free and clear of all Liens (other than Liens on such capital stock pursuant to the Senior Credit Facilities).

                     (d) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and, assuming the due execution and delivery by the Initial Purchasers, is a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) limitations of applicable law regarding the enforceability of any rights to contribution or indemnification.

                     (e) On the Closing Date, the Indenture will have been duly authorized and validly executed and delivered by the Company and the Subsidiary Guarantors. When the Indenture has been duly executed and delivered by the Company and the Subsidiary Guarantors, the Indenture will be a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms (assuming the due execution and delivery of the Indenture by the Trustee) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                     (f) On the Closing Date, the Series A Notes and the Subsidiary Guarantees to be endorsed on the Series A Notes by each Subsidiary Guarantor will have been duly authorized and validly executed and delivered by the Company and the Subsidiary Guarantors, respectively. When the Series A Notes and the Subsidiary Guarantees have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes and the Subsidiary Guarantees will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their terms except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable. The Series A Notes and the Subsidiary Guarantees to be endorsed on the Series A Notes by each Subsidiary Guarantor, when authenticated, executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum.

                     (g) On the Closing Date, the Series B Notes and the Subsidiary Guarantees to be endorsed on the Series B Notes by each Subsidiary Guarantor will have been duly authorized by the Company and the Subsidiary Guarantors, respectively. When the Series B Notes and the Subsidiary Guarantees are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Series B Notes and the Subsidiary Guarantees will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' right generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable. The Series B Notes and the Subsidiary

Guarantees to be endorsed on the Series B Notes by each Subsidiary Guarantor, when authenticated, executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum.

                     (h) On the Closing Date, the Registration Rights Agreement will have been duly authorized and validly executed and delivered by the Company and the Subsidiary Guarantors. When the Registration Rights Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms (assuming the due execution and delivery of the Registration Rights Agreement by the Initial Purchasers) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) limitations of applicable law regarding the enforceability of any rights to contribution or indemnification. On the Closing Date, the Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                     (i) On the Closing Date, each of the Contribution Agreement, the Merger Agreement and the Senior Credit Facilities will have been duly authorized and validly executed and delivered by the Company, Holdings and the Subsidiary Guarantors (to the extent a party thereto), and will be valid and binding agreements of each respective entity, enforceable against each in accordance with its terms (assuming the due execution and delivery of each of the Contribution Agreement, the Merger Agreement and the Senior Credit Facilities by each other party thereto) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity). On the Closing Date, each of the Contribution Agreement, the Merger Agreement and the Senior Credit Facilities conforms in all material respects to the respective descriptions thereof in the Offering Memorandum and each transaction comprising the Transactions conforms, in all material respects, to the descriptions thereof in the Offering Memorandum.

                     (j) None of the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors (i) is in violation of its organizational documents or by-laws, or (ii)(a) before giving effect to the Transactions is, or (b) assuming that the Transactions are consummated as contemplated by the Offering Memorandum will be, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or any of their respective property is bound, except for any such defaults in (ii) as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                     (k) The execution, delivery and performance by the Company, Holdings and each Subsidiary Guarantor of each Operative Agreement to which any of them is a party, the issuance and sale of the Series A Notes and the Subsidiary Guarantees as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not
(i) except to the extent such has been obtained, require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained and are in full force and effect and as may be required under the securities or Blue Sky laws of the various states and except, in the case of the Registration Rights Agreement, such as may be required under the Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor, taken as a whole, to which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property is bound (other than any Lien pursuant to the Senior Credit Facilities), or (v) result in the termination or revocation of any permit (as defined below) of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or result in any other impairment of the rights of the holder of any such permit, except in the case of clauses (i), (ii) (B), (iv) and
(v), as would not, singly or in the aggregate, have Material Adverse Effect.

                     (l) The Company, each Permitted Joint Venture and each Subsidiary Guarantor has good and marketable title to, or valid leasehold interests in, all its real or personal properties material to the business of the Company, each Permitted Joint Venture and each Subsidiary Guarantor, taken as a whole, in each case free and clear of all Liens, except for Liens under the Senior Credit Facilities or such as do not, singly or in the aggregate, have a Material Adverse Effect. Any real property and buildings held under lease by the Company, any Permitted Joint Venture or any Subsidiary Guarantor are held by the Company or such Permitted Joint Venture or Subsidiary Guarantor under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and business by the Company, the Permitted Joint Ventures and the Subsidiary Guarantors.

                     (m) There is no legal or governmental proceeding pending or, to the Company's knowledge, threatened to which the Company, Holdings or any Subsidiary Guarantor is bound or could reasonably be expected to be a party or to which any of their respective property is or could reasonably be expected to be subject, except for any such proceedings as would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

                     (n) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery or performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder or the issuance of the Series A Notes or the Subsidiary Guarantees, or suspends the sale of the Series A Notes in any jurisdiction referred to in Section 5(e). No injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor which would prevent or suspend the issuance or sale of the Series A Notes in any jurisdiction referred to in Section 5(e) or the consummation of any transaction contemplated by the Operative Documents.

                     (o) Except as could not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect, (i) the Company, Holdings, the Permitted Joint Ventures and the Subsidiary Guarantors are not in violation of any Federal, state or local laws or regulations relating to pollution or protection of human health or the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENT LAWS") or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, which violation includes, but is not limited to, noncompliance with or lack of any permits (as defined below) or other governmental authorizations; and (ii) (A) the Company, Holdings, the Permitted Joint Ventures and the Subsidiary Guarantors have not received any communication, whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that are reasonably likely to lead to such violation in the future, (B) there is no pending or, to the Company's knowledge, threatened claim, action, investigation or notice by any person or entity alleging potential liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to any actual, alleged or, to the Company's knowledge, threatened pollution or contamination, or, to the Company's knowledge, any circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "ENVIRONMENTAL CLAIMS"), and (C) there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably be expected to form the basis of any Environmental Claim against the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or against any person or entity whose liability for any Environmental Claim the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor has retained or assumed either contractually or by operation of law. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                     (p) Except for the Initial Purchasers, there are no contracts, agreements or understandings between the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor and any person granting such person the right to require the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of the Company, the Permitted Joint Ventures or such Subsidiary Guarantor or to require the Company, the Permitted Joint Ventures or the Subsidiary Guarantors to include securities held by such person in the Registration Statements contemplated by the Registration Rights Agreement.

                     (q) None of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or Holdings to facilitate the sale or resale of the Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or

(B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or Holdings.

                     (r) Except for this Agreement, there are no contracts, agreements or understandings between the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor and any person that would give rise to a valid claim against the Company, Holdings, any Permitted Joint Venture, any Subsidiary Guarantor or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                     (s) The Company has no knowledge of any actionable violation by the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor of any Federal, state or local law relating to employment practices, discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws, or of any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder that would, singly or in the aggregate, have a Material Adverse Effect. There is (A) no material unfair labor practice complaint pending against the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or, to the best knowledge of the Company, threatened against it, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or, to the knowledge of the Company, threatened against it, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor, (B) no labor strike, dispute, slowdown or stoppage ("LABOR DISPUTE") in which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor is involved nor, to the best knowledge of the Company, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, or (C) no union representation question existing with respect to the employees of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor except with respect to any matter specified in clause (A),
(B) or (C) above as would not, singly or in the aggregate, have a Material Adverse Effect. Except as set forth in the Offering Memorandum, there exist no material employment, consulting, severance or termination agreements or arrangements between the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor and any current or former officer or director of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor and there are no collective bargaining or other labor union agreements to which the Company, Holdings, Yankee, any Permitted Joint Venture or any Subsidiary Guarantor is a party or by which any of them is bound.

                     (t) Each of the Company, Holdings, the Permitted Joint Ventures and the Subsidiary Guarantors has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals ("PERMITS") of, and has made all filings with and notice to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, laws relating to the provisions of occupational healthcare services, medical review services and the operation of managed care provider networks as are necessary to own, lease, license and operate its properties and to conduct its business, except where the failure to have any such permit or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such permit is valid and in full force and effect and the Company, Holdings, each Permitted Joint Venture and each Subsidiary Guarantor is in compliance with all the terms and conditions of its permits and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or elapse of time or both, would allow revocation, suspension or termination of any such permit, or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are unduly burdensome to the Company, Holdings, such Permitted Joint Venture or such Subsidiary Guarantor, except, in each case, where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                     (u) Except as would not, singly or in the aggregate, have a Material Adverse Effect: (i) the Company, Holdings, the Permitted Joint Ventures and the Subsidiary Guarantors own or possess, free and clear of all Liens (other than Liens under the Senior Credit Facilities), valid rights to all patents, patent rights, copyrights, computer databases and software, logos, slogans, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and all licenses, applications and registrations related to the foregoing used in the business of the Company, Holdings, such Permitted Joint Venture or such Subsidiary Guarantor (collectively, the "INTELLECTUAL PROPERTY"); (ii) none of the Company, Holdings, the Permitted Joint Ventures or the Subsidiary Guarantors has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property or has knowledge of any infringement of the Intellectual Property by any person; and (iii) to the best of the Company's knowledge after due inquiry, the use of the Intellectual Property in connection with the business and operations of the Company, Holdings, each Permitted Joint Venture and each Subsidiary Guarantor does not infringe on the rights of any person.

                     (v) The Company, Holdings, each of the Permitted Joint Ventures and each of the Subsidiary Guarantors are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company, Holdings, any of the Permitted Joint Ventures nor any of the Subsidiary Guarantors (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not reasonably be expected to have a Material Adverse Effect.

                     (w) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors on the one hand and the directors, officers, stockholders, customers or suppliers of the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                     (x) Except as set forth in the Offering Memorandum or except for such violations which, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, to the Company's and Holdings' knowledge, neither the Company, any of the Permitted Joint Ventures, any of the Subsidiary Guarantors nor any affiliated professional corporation, partnership or association has violated any federal, state or local statutes, rules or regulations or permit requirements relating to fraud and abuse, self-referral, fee-splitting, the corporate practice of medicine, the Programs (as defined in Section 6 (mm) below), workers' compensation, automobile insurance and other laws that regulate the ownership or operation of managed care provider networks or the provision of occupational healthcare services, cost containment services or medical review services or healthcare services generally or require licensing, certification or other approval of such services provided (collectively, the "RELEVANT HEALTHCARE LAWS"). Except for such violations which, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, to the Company's and Holdings' knowledge, neither the Company, any of the Permitted Joint Ventures, any of the Subsidiary Guarantors nor any affiliated professional corporation, partnership or association has engaged in a pattern or practice of making payments intended to obtain or induce patient referrals for any of their operations.

                     (y) The accountants, Arthur Andersen LLP, that have certified the financial statements and related notes included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to Holdings and the Company as would be required by the Act and the Exchange Act if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission under the Act. The historical financial statements, together with the related notes, included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

                     (z) The historical financial statements, together with related notes forming part of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                     (aa) The PRO FORMA financial statements and the related notes of the Company and Holdings included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared in all material respects in accordance with the accounting requirements of Article 11 of Regulation S-X of the Commission applicable to registration statements on Form S-1; the assumptions used in the preparation of such PRO FORMA financial statements are, in the opinion of the management of the Company and Holdings, reasonable; and the PRO FORMA adjustments reflected in such PRO FORMA financial statements have been properly applied in all material respects to the historical amounts in the compilation of such PRO FORMA financial statements. The other PRO FORMA financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum are, in all material respects, presented and prepared on a basis consistent with such PRO FORMA financial statements.

                     (bb) Each of the Company, Holdings and the Subsidiary Guarantors is not and, after giving effect to the consummation of the Transactions, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                     (cc) Neither the Company, Holdings nor any agent acting on behalf of the Company or Holdings has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                     (dd) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (including, without limitation, the Transactions and exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, the Permitted Joint Ventures and the Subsidiary Guarantors taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company, the Permitted Joint Ventures and the Subsidiary Guarantors taken as a whole and (iii) the Company, the Permitted Joint Ventures and the Subsidiary Guarantors taken as a whole have not incurred any material liability or obligation, direct or contingent.

                     (ee) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company, Holdings or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's, Holdings' or any Subsidiary Guarantor's retaining any rating assigned to the Company, Holdings or any Subsidiary Guarantor or any securities of the Company, Holdings or any Subsidiary Guarantor or (ii) has indicated to the Company, Holdings or any Subsidiary Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or Holdings or any securities of the Company, Holdings or any Subsidiary Guarantor.

                     (ff) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                     (gg) When the Series A Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Subsidiary Guarantors that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                     (hh) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) was or will be used by the Company, Holdings, the Permitted Joint Ventures, the Subsidiary Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting where attendees have been invited by general solicitation or general advertising. No securities of the same class as the Series A Notes or the Subsidiary Guarantees have been issued and sold by the Company or the Subsidiary Guarantors within the six-month period immediately prior to the date hereof.

                     (ii) No registration under the Act of the Series A Notes or the Subsidiary Guarantees is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

                     (jj) Assuming the accuracy of the Initial Purchasers' representations, warranties and agreements set forth in Section 7 hereof, prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                     (kk) The Company has established a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (ll) Immediately after and after giving effect to the offering of the Series A Notes as contemplated hereby and the consummation of the Transactions, (i) the present fair salable value of the Company's and each Subsidiary Guarantor's assets shall be more than the amount that will be required to pay its debts (including contingent and unliquidated debts) as they become absolute and matured, (ii) the Company's and each Subsidiary Guarantor's assets, at a fair valuation, shall be greater than the sum of its debts (including contingent and unliquidated debts), (iii) the Company and each Subsidiary Guarantor shall not be engaged in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction, and (iv) the Company and each Subsidiary Guarantor shall not intend to incur or believe that it will incur debts beyond its ability to pay such debts as they become absolute and matured. The Company and each Subsidiary Guarantor disclaim any intent to hinder, defraud or delay its creditors, or to prefer some creditors over other creditors, and believes that the Notes and the Subsidiary Guarantees are being incurred for proper purposes in good faith.

                     (mm) To the best of the Company's knowledge, neither (A) the Company or Holdings, (B) any subsidiary of the Company or Holdings, nor (C) any affiliated entity, including without limitation any professional corporation, partnership or association, with which the Company, Holdings, any Permitted Joint Ventures or any Subsidiary Guarantors contracts and through which services are provided (each a "GROUP MEMBER" or collectively, the "GROUP MEMBERS") has received any indication or notice, written or oral, from representatives of state workers' compensation bureaus or organizations or the Medicare, Medicaid or CHAMPUS programs (collectively, the "PROGRAMS") or any other federal or state agency that any of the Group Members' agreements or arrangements are contrary to any federal or state fraud and abuse laws or regulations or federal or state self-referral laws or regulations.

                     (nn) All Group Members that provide items and services reimbursed by the Programs are eligible to participate in the Programs.

                     (oo) The Group Members employ personnel familiar with the various laws and regulations governing workers' compensation and reimbursement under the Programs and conduct periodic audits of the Group Members' billing and collection procedures. To the best of the Company's knowledge, (i) each Group Member is in substantial compliance with those laws and regulations; and (ii) except as otherwise indicated in the Offering Memorandum, no Group Member has received any indication or notice, written or oral, from representatives of the Programs or any other federal or state agency that any of the Group Members' billing procedures will be audited.

                     (pp) To the best of the Company's knowledge, the Group Members are in compliance with the laws and regulations pertaining to (i) physician licensure and (ii) physician fee-splitting in all states in which they are organized and otherwise authorized to conduct business, and are not engaged, either directly or indirectly, in either the unauthorized or unlicensed practice of medicine or in prohibited physician fee-splitting arrangements, except where such failure to be in compliance, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                     (qq) To the best of the Company's knowledge, the Group Members are in substantial compliance with the terms and conditions of the Corporate Integrity Program of Holdings to be assumed by the Company, except where such failure to be in compliance, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                     (rr) To the best of the Company's knowledge, no Group Member, or any individual or business entity with which a Group Member contracts and through which services are provided, has received any indication or notice, written or oral, from representatives of the United States Department of Health and Human Services or any other federal or state agency or accrediting body regarding any matters, including but not limited to the revocation, suspension, termination or modification of any applicable licenses, certifications, accreditations or supplier numbers, which has had or could have with the passage of time a Material Adverse Effect.

                     (ss) The Company and Holdings meet the requirements as set forth in FASB Statement No. 94 and APB Opinion No. 16, as interpreted by FASB Emerging Issues Task Force Issue No. 97-2 ("EITF 97-2") with respect to all Group Members whose financial statements are consolidated with those of the Company and Holdings.

                     (tt) None of the Company, Holdings, the Subsidiary Guarantors, the Permitted Joint Ventures nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company, Holdings and the Subsidiary Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees. Subject to the accuracy of the representations and warranties of the Initial Purchasers in Section 7 hereof, the Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions. Subject to the accuracy of the representations and warranties of the Initial

Purchasers in Section 7 hereof, the sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                     (uu) The Company, Holdings, the Permitted Joint Ventures, the Subsidiary Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company, Holdings and the Subsidiary Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g).

                     (vv) Each certificate signed by any officer of the Company, Holdings, or any Subsidiary Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with this Agreement on or prior to the Closing Date shall be deemed to be a representation and warranty of the Company to the Initial Purchasers as to the matters covered thereby.

              The Company and the Subsidiary Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  7. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and agrees that:

                     (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                     (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIB's in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

                     (c) Such Initial Purchaser represents and warrants that (i) no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, and (ii) it has not and will not solicit offers for or offer to sell Series A Notes in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                     (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that are deemed to have agreed that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                     (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees.

                     (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                     (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                     (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                     (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(b)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act). Terms used above have the meanings assigned to them in Regulation S."

              The Initial Purchasers acknowledge that the Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

                  8. INDEMNIFICATION.

                     (a) The Company and each Subsidiary Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, its directors, its officers and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company, Holdings or any Subsidiary Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser; and PROVIDED, FURTHER, that the Company and each Subsidiary Guarantor shall not be liable to any Initial Purchaser under the indemnity agreement in this subsection (a) with respect to any Preliminary Offering Memorandum to the extent that any such loss, claim, damage or liability of such Initial Purchaser results from the fact that such Initial Purchaser sold Series A Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum or of the Offering Memorandum as then amended or supplemented in any case where such delivery is required by the Act if the Company or any Subsidiary Guarantor has previously furnished copies thereof in sufficient quantity to such Initial Purchaser and the loss, claim, damage or liability of such Initial Purchaser results from an untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum which was identified in writing at such time to such Initial Purchaser and corrected in the Offering Memorandum.

                     (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Subsidiary Guarantors, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to the Initial Purchasers but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto).

                     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), an Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                     (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and any Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and any Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and any of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the information supplied by the Company or the Subsidiary Guarantors, on the one hand, or an Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Subsidiary Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amounts of Series A Notes purchased by each of the Initial Purchasers hereunder, and not joint.

                  9. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                     (a) All the representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company, Holdings or the Subsidiary Guarantors or any securities of the Company, Holdings or the Subsidiary Guarantors (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company, Holdings or the Subsidiary Guarantors or any securities of the Company, Holdings or the Subsidiary Guarantors by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                     (c) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Subsidiary Guarantors, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (e), (q), (r) and (s) (the first clause of which may be limited to the Company's knowledge) of this Section 9 and, Section 6(dd) and stating that each of the Company and the Subsidiary Guarantors has complied in all material respects with all the agreements and conditions herein contained and required to be complied with and satisfied on or prior to the Closing Date.

                     (d) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (including, without limitation, the Transaction and exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, prospects, management or operations of the Company and the Subsidiary Guarantors, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or increase in the long-term debt of the Company or any of the Subsidiary Guarantors and (iii) neither the Company nor any of the Subsidiary Guarantors shall not have incurred any material liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in your good faith judgment, is material and adverse and, in your good faith judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                     (e) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Notes, prevent the consummation of the Transactions or otherwise have a Material Adverse Effect; no action, suit or proceeding shall be pending against or, to the knowledge of the Company and Holdings, threatened against, the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors before any court or arbitrator or any governmental body, agency or official which would reasonably be expected to prohibit, interfere with or adversely affect the issuance or sale of the Notes, the consummation of the Transactions or otherwise have a Material Adverse Effect; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

                     (f) On the Closing Date, the Initial Purchasers shall have received an opinion, dated the Closing Date, of Schreck Morris, special Nevada counsel for the Company and the Subsidiary Guarantors organized under the laws of the State of Nevada substantially to the effect that:

                     (1) The Company has been duly incorporated, is validly
                existing as a corporation in good standing under the laws of Nevada and has the corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum.

                     (2) The Company has the requisite corporate power and
                authority to authorize the offering of the Notes and to execute, deliver and perform its obligations under each Operative Document to which it is a party.

                     (3) All the outstanding shares of capital stock of the
                Company (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) are not subject to any statutory preemptive or, to such counsel's knowledge after due inquiry, any non-statutory preemptive rights or similar rights.

                     (4) Each of the Subsidiary Guarantors organized under the
                laws of the state of Nevada (the "NEVADA GUARANTORS") is a corporation validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum.

                     (5) Each of the Nevada Guarantors has the requisite
                corporate power and authority to execute, deliver and perform its obligations under each Operative Document of which it is a party.

                     (6) All the outstanding shares of capital stock of the
                Nevada Guarantors (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) are not subject to any statutory preemptive or, to such counsel's knowledge after due inquiry, any non-statutory preemptive rights or similar rights.

                     (7) Each of the Operative Documents to which the Company or the Nevada Guarantors is a party has been duly authorized, executed, delivered and, in the case of the Series A Notes, issued by the Company and the Nevada Guarantor, as applicable.

                     (8) The Series B Notes have been duly authorized by the
                Company.

                     (9) The execution, delivery and performance by the Company,
                Holdings and each Subsidiary Guarantor of each Operative Document to which any of them is a party, the issuance and sale of the Series A Notes and the Subsidiary Guarantees as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the State of Nevada (except such as may be required under the securities or Blue Sky laws of such state), (ii) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any Nevada Guarantor, or (iii) to such counsel's knowledge, violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency of the State of Nevada having jurisdiction over the Company, Holdings or any Subsidiary Guarantor or their respective property.

                     (10) No law, statute, rule or regulation or order has been enacted or adopted by any governmental agency or body of the State of Nevada which prevents the execution, delivery or performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder, or which prevents or suspends the issuance of the Series A Notes.

                  (g) On the Closing Date, the Initial Purchasers shall have received an opinion, dated the Closing Date, of Richard A. Parr II, general counsel for the Company, Holdings and the Subsidiary Guarantors, substantially to the effect that:

                     (1) Each of the Subsidiary Guarantors (other than those
                organized under the laws of the State of Nevada and Massachusetts) (the "RELEVANT GUARANTORS") has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation as set out in SCHEDULE B and has full corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Relevant Guarantors has the requisite corporate power and authority to authorize the offering of the Subsidiary Guarantees and to execute, deliver and perform its obligations under each Operative Document to which it is a party.

                     (2) Each of the Company, Holdings and the Subsidiary
                Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not be reasonably expected to have a Material Adverse Effect.

                     (3) All of the outstanding capital stock of Holdings and
                each Relevant Guarantor (i) has been duly authorized and validly issued and (ii) is fully paid, nonassessable and, to such counsel's knowledge after due inquiry and other than under the Stockholders Agreement as defined under the Indenture, not subject to preemptive or similar rights. All of the outstanding capital stock of each Subsidiary Guarantor and is owned of record, directly or indirectly, through one or more subsidiaries, by the Company free and clear of all Liens (other than Liens on such capital stock pursuant to the Senior Credit Facilities). All of the outstanding capital stock of the Company are owned of record by Holdings free and clear of all Liens (other than Liens on such capital stock pursuant to the Senior Credit Facilities).

                     (4) The Subsidiary Guarantees have been duly authorized,
                executed and delivered by the Relevant Guarantors.

                     (5) Each of the Operative Documents to which Holdings or a
                Relevant Guarantor is a party has been duly authorized, executed and delivered by Holdings or such Relevant Guarantor, as applicable.

                     (6) The execution, delivery and performance by the Company,
                Holdings and each Subsidiary Guarantor of each Operative Document to which any of them is a party, the issuance and sale of the Series A Notes and the Subsidiary Guarantees as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not (i) except to the extent such has been obtained, require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and except, in the case of the Registration Rights Agreement, such as may be required under the Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under (A) the charter or by-laws or other organizational documents of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor, taken as a whole, to which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property is bound, (iii) to such counsel's knowledge after due inquiry, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property is bound, or (v) result in the termination or revocation of any permit (as defined below) of the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or result in any other impairment of the rights of the holder of any such permit, except in the case of clauses (i), (ii) (B), (iv) and (v), as would not, singly or in the aggregate, have a Material Adverse Effect.

                     (7) No injunction, restraining order or other order or
                relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor which would prevent or suspend the issuance or sale of the Series A Notes or the consummation of any transaction contemplated by the Operative Documents.

                     (8) The agreements listed on SCHEDULE C hereto represent
                all of the material agreements of the Company that would be required to be filed as exhibits if the Offering were to be made pursuant to a registration statement on Form S-1.

                     (9) The statements in the Offering Memorandum under the
                captions "Offering Memorandum Summary," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Certain Projections," "Business," "Management," "Certain Relationships and Related Transactions," "The Transactions and Use of Proceeds," "Description of Notes", "Description of Certain Indebtedness" and "Documents Incorporated by Reference" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

                     (10) To the best of counsel's knowledge after due inquiry, there is no legal or governmental proceeding pending or threatened to which the Company, Holdings or any Subsidiary Guarantor is bound or could reasonably be expected to be a party or to which any of their respective property is or could reasonably be expected to be subject, except for any such proceedings as would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

                     (11) Neither the Company, Holdings, any Permitted Joint
                Venture nor any Subsidiary Guarantor is in violation of its charter or bylaws or other organizational documents and, to the knowledge of such counsel after due inquiry, neither the Company, Holdings, any Permitted Joint Venture nor any Subsidiary Guarantor (a) is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Holdings, any Permitted Joint Venture and any Subsidiary Guarantor , taken as a whole, to which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor is a party or by which the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property is bound, or (b) is in violation of any applicable statute, rule or regulation (including, without limitation, any Environmental Law, any Relevant Healthcare Laws or any provision of ERISA or the rules and regulations promulgated thereunder) or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, Holdings, any Permitted Joint Venture or any Subsidiary Guarantor or their respective property, except in the case of (a) and (b), for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                     (12) Except as disclosed in the Offering Memorandum, no
                relationship, direct or indirect, exists between or among the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors on the one hand and the directors, officers, stockholders, customers or suppliers of the Company, Holdings, any of the Permitted Joint Ventures or any of the Subsidiary Guarantors on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                  (h) On the Closing Date, the Initial Purchasers shall have received an opinion,dated the Closing Date, of Reboul, MacMurray, Hewitt, Maynard & Kristol, special counsel to the Company, Holdings and the Subsidiary Guarantors substantially to the effect that:

                     (1) Holdings has been duly organized, is validly existing
                as a corporation in good standing under the laws of the jurisdiction of incorporation and has full corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Holdings and Yankee has the requisite corporate power and authority to authorize, execute, deliver and perform its obligations under each Operative Document to which it is a party.

                     (2) All of the outstanding capital stock of Holdings issued after the merger under the Merger Agreement is consummated (i) has been duly authorized and validly issued and (ii) is fully paid, nonassessable and, to such counsel's knowledge after due inquiry, not subject to preemptive or similar rights.

                     (3) Assuming due authorization by the Company and the
                Subsidiary Guarantors, this Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors.

                     (4) Assuming the due authorization of the Indenture by the
                Company, the Subsidiary Guarantors and the Trustee, the Indenture has been duly executed and delivered by the Company and the Subsidiary Guarantors and the Indenture is a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

                     (5) Assuming the Subsidiary Guarantees have been duly
                authorized, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes and the Subsidiary Guarantees will be valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, entitled to the benefits of the Indenture and enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

                     (6) The Registration Rights Agreement has been duly
                executed and delivered by the Company and the Subsidiary Guarantors, and assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Company, the Subsidiary Guarantors and the Initial Purchasers, the Registration Rights Agreement is a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except
                (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and
                (iii) no opinion need be expressed as to the validity, binding nature or enforceability of any rights to contribution or indemnification contained in the Registration Rights Agreement.

                     (7) The Contribution Agreement, on the Closing Date, will
                have been duly executed and delivered by the Company and Holdings and will be valid and binding agreements of each respective party, enforceable against each in accordance with their terms (assuming the due execution and delivery of the Contribution Agreement by each other party thereto) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and
                (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity).

                     (8) The statements in the Offering Memorandum under the
                captions "Certain Relationships and Related Transactions -- Equity Investor Agreements" "The Transactions and Use of Proceeds," "Description of Notes" and "Description of Certain Indebtedness" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

                     (9) Such counsel is of the opinion ascribed to it in the
                Offering Memorandum under the caption "Certain U.S. Federal Income Tax Considerations".

                     (10) Each of the Company, Holdings and the Subsidiary
                Guarantors is not and, after giving effect to the consummation of the

                Transactions, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                     (11) Each of the Preliminary Offering Memorandum and the
                Offering Memorandum (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion is expressed), as of its date and as amended or supplemented through the date hereof, appear on its face to comply with the requirements of Rule 144A(d)(4) under the Act.

                     (12) The Indenture complies as to form in all material
                respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. No registration under the Act of the Series A Notes or qualification of the Indenture under the TIA is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming (i) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in
                Section 7 of this Agreement and (ii) the accuracy of the representations and agreements of the Company set forth in this Agreement and (iii) that the offer, sale and delivery of the Series A Notes have been made as contemplated by this Agreement and the Offering Memorandum.

                     (13) To such counsel's knowledge after due inquiry, no
                action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery or performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder or the issuance of the Series A Notes or the Subsidiary Guarantees, or suspends the sale of the Series A Notes.

                     (14) When the Series A Notes and the Subsidiary Guarantees
                are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Subsidiary Guarantors that is listed on a national securities exchange registered under
                Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

              In addition such counsel shall state that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) On the Closing Date, the Initial Purchasers shall have received an opinion, dated the Closing Date, of Ropes & Gray, special Massachusetts counsel for the Company and the Subsidiary Guarantors organized under the laws of the Commonwealth of Massachusetts (namely Concentra Managed Care Services, Inc. (the "MASSACHUSETTS CORPORATE SUBSIDIARY") and Concentra Managed Care Business Trust (the "MASSACHUSETTS BUSINESS TRUST SUBSIDIARY", together with the Massachusetts Corporate Subsidiary, the "MASSACHUSETTS Guarantors")) substantially to the effect that:

                     (1) Massachusetts Corporate Subsidiary (a) is a validly
                existing corporation under the laws of the Commonwealth of Massachusetts and is in good standing with the Secretary of State of The Commonwealth of Massachusetts and (b) has the corporate power and authority to (i) carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum and
                (ii) to execute, deliver and perform its obligations under each of the Operative Documents to which it is a party.

                     (2) Massachusetts Business Trust Subsidiary (a) is, under
                the laws of The Commonwealth of Massachusetts, a validly existing unincorporated voluntary association with transferrable shares commonly known as a "Massachusetts Business Trust" and
                (b) has the corporate power and authority under its Declaration of Trust as interpreted under Massachusetts law (i) to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum and (ii) to execute, deliver and perform its obligations under each of the Operative Documents to which it is a party.

                     (3) All the outstanding shares of capital stock of the
                Massachusetts Corporate Subsidiary and all the outstanding shares of the Massachusetts Business Trust Subsidiary (i) have been duly authorized and validly issued, (ii) are fully paid and, in the case of the Massachusetts Corporate Subsidiary, are non-assessable, and (iii) are not subject to any statutory or common law preemptive rights or any such rights arising under the charter or by-laws of the Massachusetts Corporate Subsidiary or under the Declaration of Trust of the Massachusetts Business Trust Subsidiary.

                     (4) Each of the Operative Documents to which each of the
                Massachusetts Guarantors is a party has been duly authorized, executed and delivered by each such Massachusetts Guarantor.

                     (5) The execution, delivery and performance by each of the
                Company, Holdings and each Massachusetts Guarantor of each Operative Document to which such person is a party, the issuance and sale of the Series A Notes and the Subsidiary Guarantees as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the Commonwealth of Massachusetts (except such as may be required under the securities or Blue Sky laws of such state), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Massachusetts Corporate Subsidiary or the Declaration of Trust of the Massachusetts Business Trust Subsidiary, or (iii) to such counsel's knowledge, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency of the Commonwealth of Massachusetts having jurisdiction over the Company, Holdings or any Massachusetts Guarantor or their respective property.

                     (6) No action has been taken, to such counsel's knowledge, and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body of the Commonwealth of Massachusetts which prevents the execution, delivery or performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder or the issuance of the Series A Notes or the Subsidiary Guarantees.

              (j) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Sullivan & Cromwell, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

              (k) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, in each case containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

              (l) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

              (m) The Company and the Subsidiary Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy of each thereof, duly executed by the Company and the Subsidiary Guarantors.

              (n) The Company, the Subsidiary Guarantors and the Trustee shall have executed the Indenture and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company, the Trustee and the Subsidiary Guarantors.

              (o) Neither the Company nor the Subsidiary Guarantors shall have failed at or prior to the Closing Date to perform or comply in all material respects with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

              (p) On the Closing Date, the Initial Purchasers shall have received a solvency opinion from Valuation Research, dated the Closing Date, as to the solvency of the Company (on a consolidated basis) after giving effect to the Transactions and the financings and transactions contemplated herein in form and substance reasonably satisfactory to the Initial Purchasers.

              (q) The Senior Credit Facilities (as defined in the Offering Memorandum) shall have been executed by the parties thereto and, on the Closing Date, the closing of the Senior Credit Facilities (including, without limitation, the borrowing of all term loans thereunder) shall have been consummated simultaneously with the consummation of the offering of the Notes.

              (r) All of the conditions precedent to the Merger Agreement (as defined in the Offering Memorandum) shall have been satisfied or waived and the merger of Yankee with and into Holdings contemplated thereby shall have been consummated.

              (s) On the Closing Date, the Contribution Agreement shall have been executed by the parties thereto.

                  10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the delivery of this Agreement by the parties hereto.

              This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and would, in the Initial Purchasers' judgment, make it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any security exchange as the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company of any Subsidiary Guarantors or Holdings on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

              If on the Closing Date any of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it has agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company and the Subsidiary Guarantors. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement. Any notice of termination pursuant to this Section 10 shall be by telephone, telex, facsimile or telegraph, confirmed in writing by letter sent within three days thereof.

                  11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Concentra Operating Corporation, 5080 Spectrum Drive, Suite 400, West Tower, Addison, TX 75248, Attention: Richard A. Parr II, with a copy to Welsh, Carson, Anderson & Stowe VIII, L.P., 320 Park Avenue, Suite 2500, New York, NY 10022,
Attention: Paul B. Queally, and with a copy to Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, NY 10111, Attention: Jonathan
P. Cramer, Esq., (ii) if to any Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 227 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, with a copy to Sullivan & Cromwell, 1888 Century Park East, Los Angeles, California 90067-1725, Attention: Alison S. Ressler, Esq. or (iii) in any case to such other address as the person to be notified may have requested in writing.

              The respective indemnities, contribution agreements, representations, warranties and other statements and agreements of the Company, the Subsidiary Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of
(i) any investigation, or statement as to the results thereof, made by or on behalf of an Initial Purchaser, the officers or directors of an Initial Purchaser, any person controlling an Initial Purchaser, the Company, the officers or directors of the Company or any Subsidiary Guarantor, or any person controlling the Company or any Subsidiary Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

              If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Subsidiary Guarantor, jointly and severally, agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them. Notwithstanding any termination of this Agreement, the Company and each Subsidiary Guarantor, jointly and severally, shall be liable for all expenses which it has agreed to pay pursuant to Section 5(h) hereof. The Company and each Subsidiary Guarantor also agrees to reimburse the Initial Purchasers, their respective directors and officers and any person controlling an Initial Purchaser for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) reasonably incurred by them in connection with enforcing their rights under this Agreement.

              Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 8, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

              This Agreement shall be governed and construed in accordance with the laws of the State of New York.

              This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

              Please confirm that the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                                                 Very truly yours,

                                                 CONCENTRA OPERATING
                                                 CORPORATION


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                     Name: Richard A. Parr II
                                                     Title: Secretary


                                                 CONCENTRA MANAGEMENT
                                                 SERVICES, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 CONCENTRA PREFERRED SYSTEMS,
                                                 INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 CONCENTRA MANAGED CARE
                                                 SERVICES, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Clerk

                                                 CONCENTRA HEALTH SERVICES, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 PROMPT ASSOCIATES, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 FIRST NOTICE SYSTEMS, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 FOCUS HEALTHCARE MANAGEMENT
                                                 INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary

                                                 HILLMAN CONSULTING, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Vice President


                                                 CRA MANAGED CARE OF
                                                 WASHINGTON, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Vice President


                                                 OCI HOLDINGS, INC.


                                                 By: /s/ Daniel J. Thomas
                                                    --------------------------
                                                    Name: Daniel J. Thomas
                                                    Title: President

                                                 CRA MCO, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Vice President


                                                 DRUG FREE CONSORTIUM, INC.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Vice President


                                                 CONCENTRA MANAGED CARE
                                                 BUSINESS TRUST


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary


                                                 OCCUCENTERS I, L.P.


                                                 By: /s/ Richard A. Parr II
                                                    --------------------------
                                                    Name: Richard A. Parr II
                                                    Title: Secretary of
                                                    Concentra Health Services,
                                                    Inc., the General Partner of
                                                    OccuCenters I, L.P.

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By:  /s/ William G. Payne
   ------------------------
     Name: William G. Payne
     Title: Vice President


CHASE SECURITIES INC.


By:  /s/ Dawn E. Conn
   ------------------------
     Name: Dawn E. Conn
     Title: Vice President

CREDIT SUISSE FIRST BOSTON CORPORATION


By:   /s/ Harold W. Bogle
   ----------------------------
      Name: Harold W. Bogle
      Title: Managing Director


DEUTSCHE BANK SECURITIES INC.

By:  /s/ Lorenz Zimmerman
   ----------------------------
     Name: Lorenz Zimmerman
     Title: Managing Director


FLEET SECURITIES, INC.

By:  /s/ Scott Vallar
   ----------------------------
      Name: Scott Vallar
      Title: Managing Director

                                   SCHEDULE A

                                                             Principal Amount
                  Initial Purchasers                             of Notes
-------------------------------------------------------- -----------------------


Donaldson, Lufkin & Jenrette
 Securities Corporation.................................       $60,800,000

Chase Securities Inc....................................        60,800,000

Credit Suisse First Boston Corporation..................        22,800,000

Deutsche Bank Securities Inc............................        22,800,000

Fleet Securities, Inc...................................        22,800,000

   Total................................................      $190,000,000

                                   SCHEDULE B

--------------------------------------------------------------------------------

NAME OF COMPANY                                          STATE OF INCORPORATION

--------------------------------------------------------------------------------

Concentra Managed Care, Inc. ("Holdings")                     Delaware

--------------------------------------------------------------------------------

Concentra Operating Corporation (the "Company")               Nevada

--------------------------------------------------------------------------------

Yankee Acquisition Corp. ("Yankee")                           Delaware

--------------------------------------------------------------------------------

SUBSIDIARY GUARANTORS:

--------------------------------------------------------------------------------

Concentra Management Services, Inc.                           Nevada

--------------------------------------------------------------------------------

Concentra Preferred Systems, Inc.                             Delaware

--------------------------------------------------------------------------------

Concentra Managed Care Services, Inc.                         Massachusetts

--------------------------------------------------------------------------------

Concentra Health Services, Inc.                               Nevada

--------------------------------------------------------------------------------

Prompt Associates, Inc.                                       Delaware

--------------------------------------------------------------------------------

First Notice Systems, Inc.                                    Delaware

--------------------------------------------------------------------------------

Focus Healthcare Management, Inc.                             Tennessee

--------------------------------------------------------------------------------
QMC3, Inc.                                                    Colorado

--------------------------------------------------------------------------------
Hillman Consulting, Inc.                                      Nevada

--------------------------------------------------------------------------------
CRA Managed Care of Washington, Inc.                          Washington

--------------------------------------------------------------------------------
OCI Holdings, Inc.                                            Nevada

--------------------------------------------------------------------------------
CRA MCO, Inc.                                                 Nevada

--------------------------------------------------------------------------------
Drug Free Consortium, Inc.                                    Texas

--------------------------------------------------------------------------------
Concentra Managed Care Business Trust                         Massachusetts

--------------------------------------------------------------------------------

OccuCenters I, L.P.                                           Texas

--------------------------------------------------------------------------------

                                   SCHEDULE C

                           List of Material Agreements

                           [ TO BE PROVIDED BY REBOUL/ RICHARD PARR]

                                      -57-